UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2010

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 16, 2010, Alexion Pharmaceuticals, Inc., together with its subsidiary Alexion Pharma International Sàrl, issued a press release announcing that Japan’s Ministry of Health, Labour and Welfare approved Alexion’s New Drug Application for the use of Soliris® (eculizumab) as a treatment for patients in Japan with paroxysmal nocturnal hemoglobinuria. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by Alexion Pharmaceuticals, Inc. and Alexion Pharma International Sàrl on April 16, 2010 relating to the approval in Japan of Soliris for the treatment of paroxysmal nocturnal hemoglobinuria.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

	By:	/s/ Thomas I. H. Dubin
Date: April 16, 2010		Name: Thomas I. H. Dubin
Title: Senior Vice President and Chief Legal Officer